Supplement Dated March 25, 1999
              to the ENSEMBLE SL Prospectus Dated December 9, 1998
                             JPF SEPARATE ACCOUNT C
                                       of
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

The information on page 8 of the Ensemble SL Variable Survivorship Life prospectus is amended by adding the following to the disclosure entitled "CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS" relating to the investment advisory fees for Templeton International Fund: Class 2.

         "Class 2 of the Templeton International Fund has a distribution plan or "Rule 12b-1 plan" under which it pays the Company 0.25% per year of average net assets invested in the Fund's Class 2 shares. This Rule 12b-1 Plan and other operating expenses of the Fund are described in the accompanying Fund prospectus."

Page 10 of the Ensemble SL Variable Survivorship Life prospectus is also amended by deleting the words "Templeton - 0.25%" from the parenthetical information contained in the first sentence of the first paragraph.